Exhibit 10.1
FIRST AMENDMENT TO LEASE AND LICENSE FINANCING
AND PURCHASE OPTION AGREEMENT
     THIS FIRST AMENDMENT TO LEASE AND LICENSE FINANCING AND PURCHASE OPTION AGREEMENT (this “Amendment”), dated as of November 30, 2010, is by and between ARABICA FUNDING, INC., a Delaware corporation (“Arabica”) and CARIBOU COFFEE COMPANY, INC., a Minnesota corporation (the “Company”).
RECITALS
     A. Arabica and the Company are parties to the Lease and License Financing and Purchase Option Agreement dated as of February 19, 2010 (as amended and in effect from time to time, the “Master Lease”). Capitalized terms used herein without definition have the meanings assigned to them in the Master Lease.
     B. The Company has requested certain amendments to the Master Lease and Arabica is willing to effect such amendments on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
I. AMENDMENTS TO MASTER LEASE. Subject to the satisfaction of each of the conditions set forth herein, the Master Lease is hereby amended as follows:
     A. Definitions. The definitions of “Change of Control” and “Final Rent Payment Date” contained in Section 1 of the Master Lease are hereby amended and restated in their entirety as follows:
     “Change in Control”: for any reason:
     (a) (i) Holdings shall own of record less than 20% of the issued and outstanding Capital Stock or voting power of the Company; or (ii) the Persons who own all of the Capital Stock of Holdings on the date hereof having the ordinary voting power to elect the Board of Directors of Holdings shall cease to own at least 51% of such Capital Stock;
     (b) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the holders of Capital Stock of Holdings and the Company, respectively, on the Closing Date, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 35% of the outstanding Capital Stock or voting power of Holdings or the Company;

     (c) during any period of 12 consecutive months, commencing after the date of this Agreement, Continuing Directors shall cease for any reason other than death or disability to constitute a majority of the directors of Holdings then in office;
     (d) the Company shall cease to own of record and beneficially 100% of the issued and outstanding Capital Stock and voting power in each Person that is as of the date hereof, or at any time after the date hereof becomes, a Wholly-Owned Subsidiary of the Company (unless otherwise permitted under the Lease/Purchase Documents);
     (e) GSS Holdings, Inc. (“GSS”) or a corporate service company (or an affiliate thereof) or a charitable trust (any such corporate service company, affiliate or charitable trust to be reasonably acceptable to Arabica) shall cease to own of record and beneficially 100% of the issued and outstanding Capital Stock and voting power of Arabica on a fully diluted basis, or any member of the Board of Directors of Arabica shall cease to be an Independent Director; or
     (f) any Specified Change of Control shall occur.
     “Final Rent Payment Date”: December 31, 2011.
     B. No Further Amendments. Except as expressly amended herein, the text of the Master Lease and all other Lease/Purchase Documents shall remain unchanged and in full force and effect.
II. REFERENCES IN THE LEASE/PURCHASE DOCUMENTS; CONFIRMATION OF SECURITY. All references to the Master Lease in all Lease/Purchase Documents shall, from and after the date hereof, refer to the Master Lease, as amended by this Amendment, and all obligations of the Company under the Lease/Purchase Documents shall be secured by and be entitled to the benefits of the Company Security Documents. All Company Security Documents heretofore executed by the Restricted Group shall remain in full force and effect and such Company Security Documents are hereby ratified and affirmed.
III. REPRESENTATIONS, WARRANTIES AND COVENANTS. As a condition to the effectiveness of this Amendment (and the consent set forth in Section IV), the Company hereby represents and warrants to, and covenants and agrees with Arabica that:
     A. The execution and delivery of this Amendment has been duly authorized by all requisite action on the part of the Company and does not contravene, conflict with, or constitute a default under, any provision of: (i) the Company’s articles of incorporation or bylaws, (ii) any law, judgment, decree or order applicable to the Company or to any other member of the Restricted Group, or (iii) any provision of any material agreement or instrument binding upon any member of the Restricted Group or upon any of the respective property of a member of the Restricted Group. The execution and delivery of this Amendment by the Company do not and will not cause any lien to arise under any provision of any material agreement or instrument binding upon any member of the Restricted Group or upon any of the respective property of a member of the Restricted Group.

     B. The representations and warranties of each member of the Restricted Group contained in the Master Lease and the other Lease/Purchase Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date, except to the extent (a) such representations and warranties expressly relate to an earlier date, in which case each such representation and warranty shall be true and correct in all material respects as of such earlier date, and (b) of inaccuracies resulting from transactions permitted under the Lease/Purchase Documents. No Default or Event of Default has occurred and is continuing under the Master Lease or any other Lease/Purchase Document.
     C. No member of the Restricted Group is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other Person in connection with or as a condition to the execution, delivery or performance of this Amendment.
     D. This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.
     E. By the Company’s signature hereto, and Holdings’ and its Subsidiaries’ signatures to the Consent and Acknowledgement attached hereto, each such party hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of Arabica, the Administrative Agent or the Lenders (each as defined in that certain Credit Agreement dated as of February 19, 2010 by and among Arabica, the financial institutions from time to time party thereto as lenders, and Wells Fargo Bank, N.A., as administrative agent (the “Administrative Agent”)), the effectiveness, genuineness, validity, collectibility or enforceability of the Lease/Purchase Documents, the Obligations, the Grantor Obligations (as defined in the Company Guarantee and Security Agreement, respectively), the Liens securing the Obligations and Grantor Obligations, or any of the terms or conditions of any Lease/Purchase Document, and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless Arabica, each Lender, the Administrative Agent, and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of, any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Master Lease or any of the other Lease/Purchase Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Grantor Obligations, the Liens securing the Obligations and Grantor Obligations, or any or all of the terms or conditions of any Lease/Purchase Document) or any transaction relating thereto.

IV. CONSENT TO PARTIAL RELEASE.
     Pursuant to the Company Guarantee and Security Agreement, Holdings granted a security interest in and a pledge of, and delivered stock certificate no. CC183 for, 11,672,245 shares of the common stock of the Company, representing a 58.2% ownership interest of all issued and outstanding shares of the Company therein. The Company and Holdings are requesting that Arabica consent (a) to the release of up to 7,000,000 of such shares of common stock from such security interest and pledge, and (b) to the sale of up to 7,000,000 of such released shares by Holdings; provided such sale does not result in any Change in Control (as amended herein) under the Credit Agreement. Arabica hereby consents to such release and such sale of up to 7,000,000 shares of common stock of the Company owned by Holdings; provided (i) a stock certificate evidencing the remaining shares of common stock of the Company not so released (which shall be no less than 4,672,245 shares of common stock), together with a blank stock power therefor in form and substance satisfactory to the Administrative Agent (the “Replacement Stock Certificate”) is delivered to the Administrative Agent in a manner to enable the Administrative Agent to remain perfected at all times therein pursuant to the Company Guarantee and Security Agreement and in any event within three Business Days after delivery by the Administrative Agent in escrow of stock certificate no. CC183, (ii) all of the conditions for this Amendment are met, and (iii) no Supplement shall be requested by the Company, unless and until such Replacement Stock Certificate is delivered to the Administrative Agent.
V. MISCELLANEOUS.
     A. As provided in the Master Lease, the Company agrees to reimburse Arabica and the Registered Holders upon demand for all reasonable fees and disbursements of counsel incurred in connection with the preparation of this Amendment.
     B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.
[The next pages are the signature pages.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

ARABICA FUNDING, INC.
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	CFO

First Amendment to Lease and License Financing and Purchase Option Agreement

CONSENT AND ACKNOWLEDGEMENT
     To the extent necessary, if any, each of the undersigned hereby consents to the execution and delivery of the foregoing First Amendment to Lease and License Financing and Purchase Option Agreement (the “Amendment”) and to all of the transactions contemplated thereby and confirms and agrees with the provisions thereof, including without limitation all provisions applicable to any of the undersigned.
     Executed as a sealed instrument as of the date of such Amendment.

CARIBOU HOLDING COMPANY LIMITED
By:	/s/ E. Stockton Croft
	Name:	E. Stockton Croft
	Title:	Vice President

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Chief Financial Officer

CARIBOU ON PIEDMONT, INC.
By:	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Chief Financial Officer

CARIBOU ACQUISITION COMPANY
By:	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Chief Financial Officer

CARIBOU COFFEE DEVELOPMENT COMPANY, INC.
By:	/s/ Tim Hennessy
	Name:	Tim Hennessy
	Title:	Chief Financial Officer